MUTUAL FUND INVESTMENT TRUST
SUPPLEMENT DATED JANUARY 22, 1998
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 1, 1998


Shareholders of the Funds may request, and receive without charge, reports detailing the portfolio investments of the Funds by contacting the Chase Funds Service Center at 1-800-62-CHASE.